                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the inclusion in this Annual Report on Form 10-K/A of Stamps.com Inc. for the year ended December 31, 1999 and the incorporation by reference in registration statement number 333-81733 and 333-33648 of Stamps.com Inc. on Form S-8 of our audit report dated March 15, 2000 on the financial statements of iShip.com, Inc.

/s/ Moss Adams LLP
    Moss Adams LLP

Seattle, Washington
April 28, 2000